Exhibit 99.2
Riot Platforms (NASDAQ: RIOT) Q1 2024 Update May 1, 2024 NASDAQ: RIOT

Statements in this presentation that are not statements of historical fact are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions, and are not guarantees of future performance or actual results. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include, but are not limited to, statements about the benefits of acquisitions, including potential future financial and operating results, as well as the Company’s plans, objectives, expectations, and intentions. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope,” and similar expressions are intended to identify forward-looking statements; however, forward-looking statements may be made without such signifying expressions. Because such forward-looking statements reflect management’s current expectations, assumptions and estimates of future performance and economic conditions, they are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: unaudited estimates of Bitcoin production; our future hash rate growth (EH/s); the anticipated benefits, construction schedule, and costs associated with the Corsicana Facility; our expected schedule of new miner deliveries; our ability to successfully deploy new miners; MW capacity under development; risks related to our realization of the benefits we anticipate from immersion-cooling; risks related to the success, schedule, cost and difficulty of integrating businesses we acquire; our failure to realize anticipated efficiencies and strategic and financial benefits from our acquisitions; and the impact that COVID-19 and other global events may have on us, our customers, our suppliers, and on economic conditions in connection with our estimated timelines, future performance and operations. Detailed information regarding the factors identified by the Company’s management which they believe may cause actual results to differ materially from those expressed or implied by the forward-looking statements contained in this presentation may be found in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the risks, uncertainties and other factors discussed under the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as amended, and the other filings the Company makes with the SEC, copies of which may be obtained from the SEC’s website, www.sec.gov. In addition to these risks and those identified by the Company’s management and disclosed in the Company’s filings with the SEC, other risks, factors and uncertainties not identified by management, or which management does not presently believe to be material to the Company, its business or prospects, may also materially affect the Company’s actual future results, including in ways adverse to the Company’s business. All forward-looking statements included in this presentation are made only as of the date of this presentation, and the Company disclaims any intention or obligation to update or revise any such forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this presentation are cautioned not to place undue reliance on such forward-looking statements. 2 Forward Looking Statements

Riot Platforms is the Leading Vertically Integrated Bitcoin Mining Company

1

Significant scale of operations

Total revenue[1]:
$79 million

Hash Rate Deployed:
Q1 2024: **12.4 EH/s** → YE 2024E: **31.5 EH/s**

1,364 Bitcoin mined[1] / **~15.0** Bitcoin mined/day

2

Low-cost producer

Q1 2024 Direct cost to produce 1 BTC[2]:
$23,034/BTC

Q1 2024 Bitcoin Mining gross margin[3]:
52%

Q1 2024 Cost of power[2]:
3.8 c/kWh

3

Strong financial and liquidity position

Cash balance[4]:
$688 million

Bitcoin held[4]:
8,490 BTC (~$606 million)

Long-term debt outstanding[5]:
Zero

RIOT

1. *Three months ended as of March 31, 2024.*
2. *Three months ended as of March 31, 2024. Non-GAAP, net of $5.1 million of power curtailment credits and excluding power costs of $4.5 million provided to remaining hosting client. Direct cost to produce 1 BTC of $30,120 based on GAAP cost of Bitcoin Mining revenues, resulting in GAAP 45% Bitcoin Mining gross margin.*
3. *Three months ended as of March 31, 2024. Non-GAAP, net of $5.1 million of power curtailment credits attributable to the Bitcoin Mining segment.*
4. *As of March 31, 2024. Estimated fair value of 'Bitcoin held' based on applying the market price of one Bitcoin on March 31, 2024, of $71,334 to the Company's 8,490 Bitcoin held.*
5. *As of March 31, 2024. Excluding net long-term balance of $0.8 million on Equipment Term Loan at ESS Metron recognized within Other long-term liabilities on the Consolidated Balance Sheet.*

3

FY 2023 Financial Update 4 Q1 2024 Financial Update 400 MW Substation at Corsicana Facility - Corsicana, Texas

Riot Platforms Q1 2024 Snapshot

Ending hash rate deployed	12.4 EH/s	▪ 18% increase year-over-year
Bitcoin produced	1,364 BTC	▪ 36% decrease in production year-over-year driven by 89% increase year-over-year in average global network hash rate
Bitcoin sold	212 BTC	▪ $9.5 million in proceeds received (avg. price of $44,896 per BTC)
Bitcoin held	8,490 BTC	▪ $605.6 million[1]
Revenue	$79.3 million	▪ 65% increase year-over-year
Adj. EBITDA[2,3]	$245.7 million	▪ 310% Adj. EBITDA margin
Cost of power[4]	3.8 c/kWh	▪ 10% decrease compared to 4.2 c/kWh cost of power in Q1 2023
Power curtailment credits	$5.1 million	▪ 67% increase year-over-year
Net income / Net income per share	$211.8 million / $0.82	▪ Includes $32.3 million in D&A, $32.0 million in stock-based compensation, $20.2 million gain on derivative asset, and $234.1 million gain on Bitcoin held

RIOT

1. *Estimated fair value of 'Bitcoin held' based on applying the market price of one Bitcoin on March 31, 2024, of $71,333 to the Company's 8,490 Bitcoin held.*
2. *Adjusted EBITDA is a non-GAAP financial measure, see slide 27 for definition of Non-GAAP Measures and Reconciliations.*
3. *Includes a $234.1 million gain on Bitcoin held on the balance sheet. In December 2023, the FASB issued ASU 2023-08, under which Riot recognizes its Bitcoin held at fair value, with changes in the fair value recognized in income. Riot elected to early adopt this guidance in 2023.*
4. *Three months ended as of March 31, 2024. Non-GAAP, net of $5.1 million of power curtailment credits and excluding power costs of $4.5 million provided to remaining hosting client.*

5

2,115 1,364 135 98 Q1 2023 Q1 2024 Riot Platforms – Growing Bitcoin Holdings 6 Global Network Hash Rate (EH/s) 1 Ending hash rate deployed (EH/s) Bitcoin produced (# of BTC) 4 Bitcoin held (# of BTC) 10.5 12.4 Q1 2023 Q1 2024 +18% 7,094 8,490 Q1 2023 Q1 2024 300 568 Q1 2023 Q1 2024 +89% +20% 2 3 2 3 2 3 2 3 ▪ Q1 2024 Self-Mining Hash Rate deployed up 18% over Q1 2023 ▪ Self-Mining Hash Rate deployed remained equal with Q4 2023 but expected to increase with recent energization of Corsicana Facility ▪ Q1 2024 Bitcoin Production5 down 35 % from Q1 2023, driven by 89% increase in global network hash rate ▪ Bitcoin held increased to 8,490 Bitcoin, an increase of 20% year-over-year 2,250 1,462 BTC Mined BTC Equivalent in Power Credits3 -35% 1. Sourced from Hashrate Index by Luxor as of March 31, 2024. 2. Three months ended March 31, 2023. 3. Three months ended March 31, 2024. 4. Q1 2023 figure calculated as $3.1MM in total power credits divided by average revenue recognized per Bitcoin mined during applicable period of $22.7K. Q1 2024 figure calculated as $5.1MM in total power credits divided by average revenue recognized per Bitcoin mined during applicable period of $54.9K. 5. Inclusive of BTC equivalent Power Credits.

$48.0 $49.7 $31.2 $60.0 $74.6 $9.0 $7.7 $5.1 $5.5 $16.1 $19.3 $15.5 $13.3 $4.7 $73.2 $76.7 $51.9 $78.8 $79.3 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Bitcoin Mining ($ million) Data Center Hosting ($ million) Engineering ($ million) $81.7 $24.3 $(3.1) $111.1 $245.7 112% 32% (6%) 141% 310% (50%) 0% 50% 100% 150% 200% 250% 300% 350% 400% -$50 m $0 m $50 m $100 m $150 m $200 m $250 m $300 m Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Adj. EBITDA ($ million) Adj. EBITDA Margin (%) $13.2 $26.2 $37.7 $20.4 $37.3 18% 34% 73% 26% 47% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $0 m $5 m $10 m $15 m $20 m $25 m $30 m $35 m $40 m Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Non-GAAP Gross Profit ($ million) Non-GAAP Gross Margin (%) Riot Platforms – Company Wide Revenue Growth 7 1. Non-GAAP, net of power curtailment credits. 2. Indicates Non-GAAP measure. For a full reconciliation of the Non-GAAP measures we use to their comparable GAAP measures, see the discussion under the heading “Non-GAAP Measures” commencing on page 28, under Item 2, “Management’s Discussion and Analysis of Financial Condition and Results of Operation” in our Form 10-Q for the fiscal year ended March 31, 2024. 3. In December 2023, the FASB issued ASU 2023-08, under which Riot recognizes its Bitcoin held at fair value, with changes in the fair value recognized in income. Riot elected to early adopt this guidance in 2023. Adjusted EBITDA2,3 Revenue / Growth per Quarter (%) -32% +5% +52% 2,3 +1% Net Income3 Non-GAAP Gross Profit1 / Non-GAAP Gross Margin1 (%) $18.5 $(27.4) $(80.0) $39.4 $211.8 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 EPS $0.11 $(0.16) $(0.44) $0.23 $0.82 1 1 2,3 3

$48.0 $49.7 $31.2 $60.0 $74.6 $9.0 $7.7 $5.1 $5.5 22% 44% 97% 32% 52% 0% 20% 40% 60% 80% 100% 120% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Bitcoin Mining Revenue ($ million) Hosting Revenue ($ million) Non-GAAP gross margin (%) 10.5 EH/s 10.7 EH/s 10.9 EH/s 12.4 EH/s 12.4 EH/s Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Bitcoin Mining Segment – Expanding Gross Margins Despite Network Difficulty 8 ▪ 52% Non-GAAP Gross Margin for Q1 2024, when allocating $5.1MM in power credits to the Bitcoin Mining segment in Q1 2024 ▪ Q1 2024 Cost to mine of $23,034 per Bitcoin, with the increase primarily driven by higher network difficulty and higher fixed costs absorbed by Bitcoin Mining following decision to terminate the legacy Data Center Hosting business ▪ Q1 2024 Revenue includes $3.2MM in hosting Revenues ▪ Q1 2024 Gross Margins reflect $4.5MM in power costs for hosting client 1. Sourced from HashrateIndex by Luxor as of March 31, 2024. 2. Non-GAAP, net of power curtailment credits. Q1’24 cost to mine figure excludes power costs of $4.5 million provided to remaining hosting client. GAAP gross margin figures of 26% in Q4’22, 54% in Q1’23, 52% in Q2’23, 22% in Q3’23, 56% in Q4’23, and 45% in Q1’24. 3. Hosting Revenue from prior quarters included due to business segment consolidation. Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Avg. BTC price $22,704 $28,024 $28,230 $36,815 $54,690 Avg. Network Hash Rate1 300 EH/s 360 EH/s 393 EH/s 475 EH/s 568 EH/s Cost to Mine2 $9,438 $8,389 ($6,141) $13,674 $23,034 # of BTC produced 2,115 1,775 1,106 1,630 1,364 Riot Revenue Breakdown – Q1 2024 5 Revenue / Non-GAAP Gross Margin2 (%) Ending Hash Rate Capacity 94% 6% 2 4 4 4 +2% Bitcoin Mining Engineering +2% +14% $57.0 $57.4 $36.3 $65.5 3 $74.6 4. Excludes 17,040, 17,040, and 14,250 miners, respectively,that wereoffline as a result of damage to Building G from the severe winter weather in Texas in late December 2022. 5. Three months ended March 31, 2024.

Q1 2024 Cost to Mine Increase Driven by Network Hash Rate Growth and Additional Fixed Costs from Consolidation of Data Center Hosting Business

Q4 2023 vs. Q1 2024 Cost to Mine per BTC



Power Costs (net of credits)
Other Costs
$13,674
$1,261
$12,413
$4,351
$5,009
$23,034
$6,270
$16,764
Q4 2023 Cost to Mine per BTC 1
Network Difficulty Power Cost Increase
Other Costs Increase
Q1 2024 Cost to Mine per BTC 2

- 'Network Difficulty Power Cost Increase' primarily attributable to increase in mining difficulty
  - Global network hash rate averaged 475 EH/s in Q4 2023 and 568 EH/s in Q1 2024, representing a ~20% increase quarter-over-quarter
- 'Other Costs Increase' includes direct labor, miner insurance, miner and miner-related equipment repair, land lease and related property taxes, network costs and other utilities expenses
- Hash rate at Rockdale expected to grow in Q2 2024, which will result in lower fixed costs per Bitcoin mined going forward

RIOT

1. *Three months ended as of December 31, 2023. Non-GAAP, net of $4.3 million of power curtailment credits allocated to Bitcoin Mining. Direct cost to produce 1 BTC of $16,320 based on GAAP cost of Bitcoin Mining revenues.*
2. *Three months ended as of March 31, 2024. Non-GAAP, net of $5.1 million of power curtailment credits and excluding power costs of $4.5 million provided to remaining hosting client. Direct cost to produce 1 BTC of $30,120 based on GAAP cost of Bitcoin Mining revenues.*

9

$16.1 $19.3 $15.5 $13.3 $4.7 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Engineering – Global Supply Chain Issues Impacted Results 10 ▪ $13.2MM in contract balances outstanding related to uncompleted Engineering contracts ▪ Q1 2024 decline in revenues driven by supply chain issues that delayed fulfillment of large orders ▪ Riot has saved ~$10.5MM in capital expenditures to date following the acquisition of ESS Metron in Q4 2021 ▪ Anticipate revenue growth to return from the second half of 2024 Riot Revenue Breakdown – Q4 20231 1. Three months ended March 31, 2024. Revenue / Growth per Quarter (%) Gross Profit / Gross Margin (%) $0.6 $1.1 $2.3 $(0.4) $(1.3) 4% 6% 15% -3% -29% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Gross profit ($ million) Gross margin (%) Riot Revenue Breakdown – Q1 2024 1 94% 6% Bitcoin Mining Engineering $13.2 $17.9

11 Growth Plans – The Path to 100 EH/s 1 GW Corsicana Facility Development – Corsicana, Texas

12 Infrastructure Pipeline and Miner Purchase Contract Provides Clear Path to 100 EH/s in Self-Mining 1. Assumes additional long term purchase option of 265,000 miners is partially exercised for 53,571 M66S miners. 2. Assumes remainder of the additional long term purchase option of 265,000 miners is exercised for 211,429 M66S miners. 3.1 EH/s 9.7 EH/s 12.4 EH/s 12.4 EH/s 21.4 EH/s 27.1 EH/s 31.5 EH/s 36.1 EH/s 40.8 EH/s 59.4 EH/s 100.0 EH/s 2021A 2022A 2023A Q1 2024E Q2 2024E Q3 2024E Q4 2024E H1 2025E H2 2025E Full Corsicana Development 2027+ Assuming full exercise of additional MicroBT purchase options Rockdale Rockdale Expansion Historical Corsicana 1 Assuming full buildout of Corsicana approved capacity Additional Growth 2

13 MicroBT Order Significantly Upgrades Riot’s Mining Fleet ▪ Riot’s purchases of 131,340 MicroBT miners have an average fleet efficiency of 19.7 J/TH ▪ Riot’s total fleet efficiency will be 21.8 J/TH in 2025 after deployment of combined orders, 19.7 J/TH if entire option exercised Model Quantity Hash Rate Efficiency J/TH M60S (Air-Cooled) 31,500 186 TH/s 18.5 M56S+ (Immersion-Cooled) 8,320 220 TH/s 24.0 M56S++ (Immersion-Cooled) 22,684 230 TH/s 22.0 M66 (Immersion-Cooled) 20,778 250 TH/s 19.9 M66S (Immersion-Cooled) 48,058 280 TH/s 18.5 Total / Weighted Average 131,340 32 EH/s 19.7 M66S (Long Term Option) 265,000 75 EH/s 18.5 Fleet Efficiency Improvements Hash Rate Contribution Mix MicroBT Combined Order Summary 27.7 J/TH 21.8 J/TH 19.7 J/TH Current Fleet Efficiency 2025E Fleet Efficiency Fleet Efficiency Post Long-Term Order -21.3% -9.6% YE 2025: Post Long-Term Option: 83% 17% Below 25 J/TH Above 25 J/TH 67% 33% Below 25 J/TH Above 25 J/TH

Q1 2024 Estimated Bitcoin Production Cost to Mine Rockdale expansion miner purchases Rockdale construction Corsicana Facility 400 MW build-out (remaining) Corsicana Facility additional 200 MW build-out Corsicana miner purchases 14 1. As of March 31, 2024. 2. As of March 31, 2024. Based on market price of BTC of approximately $71,333 as of March 31, 2024. 3. Assumes global network hash rate of 614 EH/s in 2024 (March to December), and 673 EH/s in 2025 (January to December), includes BTC production from bitcoin mining operations from the Rockdale Facility and estimated Company future deployed self-mining hash rate at the Corsicana Facility. 4. Includes forecasted cost of revenue for Riot’s Bitcoin Mining segment net of allocated power curtailment credits. 5. Assumes outstanding infrastructure capital expenditure as of March 31, 2024, only. 6. Includes miner costs to fill out all the Phase 1 400MW Corsicana build-out. Includes remaining $223 million on second order of 66,560 additional miners scheduled to be delivered through April 2025. $688 million cash balance1 5 6 8,490 BTC2 2,3 $97 million $91 million Fully-Funded Growth Plans Through Year-End 2025 $26 million 4 $160 million $245 million

+154% 12.4 EH/s 31.5 EH/s Riot’s vision is to be the world’s leading Bitcoin-driven infrastructure platform 15 2024 Hash Rate Growth +30% 31.5 EH/s 40.8 EH/s 2025 Hash Rate Growth $23,034 Per Bitcoin Q1 2024 Cost to Mine1 Fully Funded 2024 & 2025 Cap Ex New Large-Scale Facility Energized in Q1 2024 1. Three months ended as of March 31, 2024. Non-GAAP, excluding power costs of $4.5 million provided to remaining hosting client. Direct cost to produce 1 BTC of $30,120 based on GAAP cost of Bitcoin Mining revenues, resulting in GAAP 45% Bitcoin Mining gross margin.

Appendix 16

17 Management Team and Board of Directors ✓ Unique, Bitcoin-focused strategic vision ✓ Veteran public company expertise Jason Les Chief Executive Officer; Director Benjamin Yi Executive Chairman of the Board William Jackman Executive Vice President, General Counsel Colin Yee Executive Vice President, Chief Financial Officer Hannah Cho Independent Director Lance D’Ambrosio Independent Director Hubert Marleau Lead Independent Director Jason Chung Executive Vice President, Head of Corporate Development & Strategy ✓ Supported by industry-leading infrastructure expansion capabilities ✓ Highly experienced independent directors

18 Q1 2024 Statement of Operations (Unaudited) 2024 2023 (in $ thousands, except for per share amounts) Revenue: - Bitcoin Mining $ 74,597 $ 48,023 - Data Center Hosting - 9,042 - Engineering 4,675 16,147 - Other Revenue 24 24 Total Revenue $ 79,296 $ 73,236 Costs and Expenses: Cost of Revenue: - Bitcoin Mining $ 41,084 $ 21,899 - Data Center Hosting - 25,660 - Engineering 6,018 15,563 Selling, General and Administrative 57,652 12,675 Depreciation and Amortization 32,343 59,340 Change in Fair Value of Bitcoin (234,080) (83,504) Change in Fair Value of Derivative Asset (20,232) 5,778 Power Curtailment Credits (5,131) (3,075) Causalty-Related Charges (Recoveries), net (2,300) 1,526 Total Costs and Expenses (124,646) 55,862 Operating Income (Loss) $ 203,942 $ 17,374 Interest Income (Expense) 7,805 (3,830) Other Income (Expense) 8 - Total Other Income (Expense) $ 7,813 $ (3,830) Net Income (Loss) Before Taxes 211,755 13,544 Total Income Tax Benefit (Expense) 22 4,969 Net Income (Loss) $ 211,777 $ 18,513 Basic Net Income (Loss) per Share $ 0.82 $ 0.11 Diluted Net Income (Loss) per Share $ 0.81 $ 0.11 Basic Weighted Average Number of Shares Outstanding 259,506,242 167,342,500 Diluted Weighted Average Number of Shares Outstanding 262,358,332 172,114,333 Three Months Ended March 31,

19 Q1 2024 Balance Sheet (Unaudited) As of March 31, As of December 31, 2024 2023 (in $ thousands, except for per share amounts) Assets: Current Assets: Cash and Cash Equivalents $ 688,497 $ 597,169 Accounts Receivable, net 14,185 24,706 Contract Assets, including Retainage of $2,517 and $3,166, respectively 13,217 15,359 Prepaid Expenses and Other Current Assets 33,589 29,107 Bitcoin - 311,178 Derivative Asset, Current Portion 35,609 30,781 Future Power Credits, Current Portion - 271 Total Current Assets $ 785,097 $ 1,008,571 Property and Equipment, net 821,685 704,194 Bitcoin 605,595 - Deposits 261,519 215,009 Finite-lived Intangible Assets, net 14,214 15,697 Derivative Asset 88,841 73,437 Operating Lease Right-of-Use Assets 21,723 20,413 Future Power Credits, less current portion 589 638 Other Long-Term Assets 11,980 13,121 Total Assets $ 2,611,243 $ 2,051,080 Liabilities and Stockholders' Equity: Current Liabilities: Accounts Payable $ 13,504 $ 23,157 Contract Liabilities 3,732 4,073 Accrued Expenses 44,067 62,628 Deferred Gain on Acquisition Post-Close Dispute Settlement 26,007 26,007 Deferred Revenue, current portion 2,458 2,458 Contingent Consideration Liability - Future Power Credits, current portion - 271 Operating Lease Liability, current portion 2,879 2,421 Total Current Liabilities $ 92,647 $ 121,015 Deferred Revenue, less current portion $ 15,262 $ 15,801 Operating Lease Liability, less current portion 20,767 18,924 Contingent Consideration Liability - Future Power Credits, less current portion 589 638 Other Long-Term Liabilities 6,574 6,680 Total Liabilities $ 135,839 $ 163,058 Stockholders' Equity: Preferred Stock, no par value, 15,000,000 shares authorized: 2% Series A Convertible Preferred stock; 2,000,000 shared authorized; no shares issued and outstanding as of March 31, 2024 and December 31, 2023 - - 0% Series B Convertible Preferred stock; 1,750,001 shares authorized; no shares issued and outstanding as of March 31, 2024 and December 31, 2023 - - Common Stock, no par value; 340,000,000 shares authorized; 267,991,956 and 230,836,624 shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively 3,063,438 2,687,692 Accumulated Deficit (588,043) (799,820) Accumulated Other Comprehensive Income (Loss), net 9 150 Total Stockholders' Equity 2,475,404 1,888,022 Total Liabilities and Stockholders' Equity $ 2,611,243 $ 2,051,080

20 * Indicates Non-GAAP measure. We use Adjusted EBITDA to eliminate the effects of certain non-cash and/or non-recurring items, that do not reflect our ongoing strategic business operations. Adjusted EBITDA includes impairment of Bitcoin charges. Adjusted EBITDA is provided in addition to, and not as a substitute for, or as superior to, the comparable GAAP measure, Net Income. For a full reconciliation of the Non-GAAP measures we use to their comparable GAAP measures, see the discussion under the heading “Non-GAAP Measures” commencing on page 28, under Item 2, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our March 31, 2024, Form 10-Q. Non-GAAP Adjusted EBITDA (Unaudited) 2024 2023 (in $ thousands, except for per share amounts) Net Income (Loss) $ 211,777 $ 18,513 Interest (Income) Expense (7,805) 3,830 Income Tax Expense (Benefit) (22) (4,969) Depreciation and Amortization 32,343 59,340 EBITDA $ 236,293 $ 76,714 Non-Cash / Non-Recurring Operating Expenses and Adjustments: Stock-Based Compensation Expense 32,000 (2,296) Change in Fair Value of Derivative Assets (20,232) 5,778 Casualty-Related Charges (Recoveries), net (2,300) 1,526 Other (Income) Expense (8) - License Fees (24) (24) Adjusted EBITDA $ 245,729 $ 81,698 Three Months Ended March 31,